Exhibit 99.1

Seneca Nation of Indians

President - Barry E. Synder, Sr.	[SEAL]	Treasurer - Maurice A. John
Clerk - Geraldine Huff

12837 ROUTE 438		P.O. BOX 231
IRVING, NEW YORK 14081		SALAMANCA, NEW YORK
14779
Tel. (716) 532-4900
FAX (716) 532-9132		Tel. (716) 945-1790
FAX (716) 945-0150

AT THE REGULAR SESSION OF COUNCIL OF THE SENECA NATION OF INDIANS HELD ON JANUARY 8, 2005, AT THE G.R. PLUMMER BUILDING ON THE ALLEGANY INDIAN RESERVATION, SALAMANCA, NEW YORK 14779
CN: R-01-08-05-24

EXECUTIVES PRESENT:		PRESIDENT	-	BARRY E. SNYDER, SR.
		CLERK	-	GERALDINE HUFF
		TREASURER	-	MAURICE A. JOHN

MOTION:                               by Kevin W. Seneca, seconded by Rovena Abrams that Tribal Council approves the following resolution:

WHEREAS,                         it has come to the attention of the Council (the “Council”) of the Seneca Nation of Indians  (the “Nation”) that recent press articles and other members of the public at large have misconstrued Council’s intent in appointing the law firms of Sheppard Mullin Richter & Hampton LLP, as Independent counsel (the “Independent Counsel”) and Stinson Morrison Hecker, LLP as Independent Special Counsel (the “Special Counsel”) to conduct a review and audit of the various agreements, securities filings, organization documents and related documents relating to the Nation’s gaming operations, including, but not limited to, the Nation’s gaming operations at the Seneca Niagara Casino and Seneca Allegany Casino; and

WHEREAS,                         on November 2, 2004 a new government was elected by the Seneca people to ensure that the Council and the executive officers exercise their fundamental oversight responsibilities over all of the Nation’s assets. Since a majority of the members of Council and the executive branch were not part of the previous administration, the Council had significant concerns of how to exercise its oversight responsibilities; and

WHEREAS,                         the Council, thus, deemed it in the best interest of the Nation that the Independent Counsels be appointed in order to conduct a review and audit of the Nation’s gaming operations to inform the Council of the existing contractual obligations entered into by our gaming operations, in order to allow Council to ensure that all legally binding contractual obligations will continue to be performed and to ensure that there has been full compliance by our gaming operations with all Nation and other applicable laws; and

CLARIFICATION AND REAFFIRMATION OF APPOINTMENT OF INDEPENDENT AND SPECIAL COUNSELS/RESOLUTION/APPROVAL

REGULAR SESSION OF COUNCIL

JANUARY 8, 2005

WHEREAS,                         the Council desires to clarify that the appointments of the Independent and Special Counsels were made in order to better enable the Council to exercise its oversight responsibilities over the Nation’s gaming operations and not as a result of any evidence at the time of adopting the original resolutions or at the present time that any fraud or misconduct has been committed; and

NOW THEREFORE BE IT RESOLVED,                   that the Council reaffirms (1) its November 13, 2004 resolutions appointing each of the Independent and Special Counsels for the purpose of conducting a review and audit as discussed above and (2) that each respective Counsel shall conduct its review and have all necessary authority and power to receive all documents and other information required to complete its review; and

BE IT FURTHER RESOLVED,                   that the Council directs the President of the Nation to reaffirm to the Independent and Special Counsel that the review and audit should be completed in an efficient and expedited manner consistent with the timetable set forth in the Council’s November 13, 2004 appointment resolutions.

ALL IN FAVOR	MOTION CARRIED

CERTIFICATION

I hereby certify the foregoing extract is a true and correct copy from the minutes of the Regular Session of Council of the Seneca Nation of Indians held on January 8, 2005, on the Allegany Indian Reservation, original of which is on file in the Clerk’s Office of the Seneca Nation of Indians.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused the seal to be affixed at the G.R. Plummer Building on the Allegany Reservation, Salamanca, New York 14779, on the 11th day of January 2005.

ATTEST:

(SEAL)

/s/ Geraldine Huff
GERALDINE HUFF, CLERK
SENECA NATION OF INDIANS